Exhibit     32.1          Certification.
Certification  of  Chief  Executive  Officer  of  UCELLIT.COM  INC. pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18 U.S.C. 63. I, Mark Epstein, the Chief Executive Officer of UCELLIT.COM INC hereby certify that UCELLIT.COM INC. 's periodic report on Form 10-QSB and the financial statements contained therein fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of UCELLIT.COM INC.

Date:  December  22,  2003
(signed)____________________
Mark  Epstein
/s/  Mark  Epstein
Chief  Executive  Officer
Of  UCELLIT.COM  INC.